VALIC COMPANY I

Supplement to the Prospectus dated October 1, 2010

This supplement supersedes the supplement dated January 21, 2011 with respect to Large Cap Core Fund

Large Cap Core Fund. On the Fund Summary in the section titled “Investment Adviser,” the disclosure with respect to Walter McCormick and Emory Sanders are deleted in their entirety. Effective immediately, Joseph M. Eberhardy, CFA, CPA, Thomas C. Ognar, CFA and Bruce C. Olson, CFA will act as co-Portfolio Managers of the Fund.

Additionally, in the section titled “About VC I’s Management — Investment Sub-Advisers — Wells Capital Management Incorporated (“Wells Capital”)” the disclosure is amended to delete references to Messrs. McCormick and Sanders and add references to Messrs. Eberhardy, Ognar and Olson as the new co- portfolio managers of the Fund, as follows:

“The Fund is managed by a team of portfolio managers including Joseph M. Eberhardy, CFA, CPA, Thomas C. Ognar, CFA and Bruce C. Olson, CFA. Mr. Eberhardy joined Wells Capital as a Portfolio Manager in 2008. Prior to his current role, he was a senior research analyst with the Growth Equity Team since 2000. Prior to joining Wells Capital, Mr. Eberhardy was with Strong Capital Management, Inc., since 1994. Mr. Ognar joined Wells Capital in 2005 as a portfolio manager. Prior to joining Wells Capital, Mr. Ognar was a portfolio manager with Strong Capital Management, Inc. since May 2002 and managed separate and institutional accounts since 2001. Mr. Ognar joined Strong Capital Management, Inc. in 1998, and served as a senior equity research analyst from 1998 to 2002. Mr. Olson joined Wells Capital in 2005 as a portfolio manager. Prior to joining Wells Capital, he was a portfolio manager with Strong Capital Management, Inc. and managed separate and institutional accounts since January 1998. Mr. Olson joined Strong Capital Management, Inc. in 1994.”

In the section titled “Additional Information About the Funds’ Principal Investment Strategies and Principal Risks,” the first two paragraphs of the Large Cap Core Fund shall remain unchanged.

Date: July 26, 2011